UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 18, 2007
                Date of report (Date of earliest event reported)

                          L-1 IDENTITY SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                   000-21559                 04-3320515
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      (State or Other               (Commission              (IRS Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)


          177 BROAD STREET, STAMFORD, CONNECTICUT                   06901
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          (Address of principal executive offices)               (Zip Code)


                                (203) 504 - 1100
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              (Registrant's telephone number, including area code)


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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 19, 2007, L-1 Identity Solutions, Inc. (the "Company"), announced that it had entered into a definitive agreement to acquire McClendon Corporation ("McClendon"). McClendon is a privately held company based in Chantilly, Virginia that provides technical and professional services primarily to United States federal government military and intelligence agencies. The acquisition will be consummated subject to the terms and conditions of an Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 18, 2007, among McClendon, the Selling Stockholders (as defined in the Merger Agreement), L-1 Identity Solutions Operating Company ("L-1 Operating Company"), a wholly owned subsidiary of the Company, and Patty Hardt, in her capacity as the Selling Stockholders' representative. Pursuant to the Merger Agreement, the Company will pay merger consideration consisting of $33 million in cash, subject to a post-closing working capital adjustment, and $33 million in shares of common stock of the Company. The number of shares of common stock to be issued will be determined based on the average closing sales price of the Company's common stock for the 20 trading days prior to the closing date.

The acquisition of McClendon pursuant to the Merger Agreement will be consummated by the merger of a wholly owned subsidiary of the Company with and into a newly-formed holding company owning all of the equity securities of McClendon (the "Merger"), with McClendon subsequently being merged with and into L-1 Operating Company. The Merger Agreement contains customary representations, warranties and covenants. The covenants of McClendon and the Selling Stockholders include, among others, that McClendon and the Selling Stockholders will not solicit proposals or engage in discussions relating to alternative business combination transactions. The covenants of the Company include, among others, that the Company will file with the Securities and Exchange Commission (the "SEC"), no earlier than August 13, 2007 and no later than 180 days after the closing date, a registration statement with the SEC pursuant to which, during the effectiveness of such registration statement, each Selling Stockholder will be entitled to transfer no more than 5% of the shares of Company common stock received by such Selling Stockholder in connection with the Merger per month.

The consummation of the Merger is subject to customary closing conditions, including absence of governmental restraints, accuracy of representations and warranties, receipt of required consents and assurances from primary customers, and continued effectiveness of employment agreements with certain members of McClendon's senior management. Pursuant to the Merger Agreement, the Company will deposit 10% of the purchase price paid at closing into escrow, for one year, to secure the indemnification obligations of the Selling Stockholders. The Company will be entitled to bring a claim for breaches of representations and warranties until eighteen months following the closing date (with certain representations and warranties having a longer survival period), subject to limitation by an indemnification deductible of $370,000 and an overall liability cap of 20% of the merger consideration payable to the Selling Stockholders, subject to certain exceptions.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed with this report as Exhibit 2.1 and is incorporated by reference into this


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report. We encourage you to read the Merger Agreement for a more complete understanding of the Merger.

No representation, warranty, covenant or agreement described above or contained in the Merger Agreement is, or should be construed as, a representation or warranty by the Company to any investor or a covenant or agreement of the Company with any investor. The representations, warranties, covenants and agreements contained in the Merger Agreement are solely for the benefit of the Company, McClendon and the Sellers and are qualified by disclosures between the parties.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

Pursuant to the Merger Agreement, the Company has agreed to issue a number of shares of Company common stock upon the consummation of the Merger equal to $33 million divided by the average closing sales price of Company common stock for the 20 trading days prior to the closing of the Merger. These shares will be issued pursuant to the Merger Agreement in a private placement and without registration under the Securities Act of 1933, as amended (the "Securities Act") pursuant to Section 4(2) of the Securities Act and Regulation D promulgated pursuant thereto ("Regulation D"). The exemption from registration pursuant to Regulation D was based on, among other things, the receipt of representations from each Selling Stockholder to the effect that such person is an "accredited investor" as defined in Rule 501(a) of Regulation D. As described in Item 1.01, the Company has agreed to file a registration statement with respect to the resale of the shares of Company common stock issuable as merger consideration.

ITEM 7.01   REGULATION FD DISCLOSURE.

On June 19, 2007, the Company and McClendon issued a joint press release announcing the execution of the Merger Agreement, as described in Item 1.01 above. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.


 Exhibit No.   Description
 -----------   -----------

     2.1 Agreement and Plan of Merger, dated as of June 18, 2007, by and among McClendon Corporation, the Selling
               Stockholders, L-1 Identity Solutions, Inc., L-1 Identity Solutions Operating Company and Patty Hardt, as
               Stockholders' Representative.*

     99.1      Press Release dated June 19, 2007.

* The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.




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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   L-1 IDENTITY SOLUTIONS, INC.


                                   By:   /s/  Robert V. LaPenta
                                        --------------------------
                                        Name:  Robert V. LaPenta
                                        Title: Chairman, President and
                                               Chief Executive Officer


Date:  June 20, 2007

























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                                  EXHIBIT INDEX


 Exhibit No.   Description
 -----------   -----------

      2.1 Agreement and Plan of Merger, dated as of June 18, 2007, by and among McClendon Corporation, the Selling
               Stockholders, L-1 Identity Solutions, Inc., L-1 Identity Solutions Operating Company and Patty Hardt, as
               Stockholders' Representative.*

     99.1      Press Release dated June 19, 2007.

* The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.






















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